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                                                                   EXHIBIT 10.05

                           INDEMNIFICATION AGREEMENT

     This Agreement made and entered as of this     day of     , 199
("AGREEMENT"), by and between Digital Certificates International, Inc., a
  ---------
Delaware corporation (the "COMPANY," which term shall include any one or more of
                           -------
its subsidiaries where appropriate), and                   ("INDEMNITEE"):
                                                             ----------

     WHEREAS, it is essential to the Company that it be able to retain and attract as directors and officers the most capable persons available;

     WHEREAS, the substantial increase in corporate litigation that may subject directors and officers to litigation costs and risks and the recent limitations on the availability of directors and officers liability insurance have made and will make it increasingly difficult for the Company to attract and retain such persons;

     WHEREAS, the Bylaws of the Company require the Company to indemnify and advance expenses to its directors and officers to the fullest extent permitted by law and authorize the Company to enter into agreements providing for such indemnification; and

     WHEREAS, in recognition of the fact that the Indemnitee continues to serve as an officer and/or a director of the Company in part in reliance on the Company's Bylaws and the fact of Indemnitee's need for written assurance that the substantial protection promised by such Bylaws will be available to Indemnitee (regardless, among other things, of any amendment to or revocation of such Bylaws or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), and due to the potential inadequacy of the Company's directors and officers liability insurance coverage or the unavailability of such coverage, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is obtained, for the continued coverage of Indemnitee under the Company's directors and officers liability insurance policies;

     NOW, THEREFORE; in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     1.   DEFINITIONS.  For purposes of this Agreement:
          -----------

          (a)  "CHANGE OF CONTROL" shall mean the occurrence of
                -----------------
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any of the following events:

               (1) any Person who is not now the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the Company's Common Stock, becomes the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the Company's Common Stock and thereafter individuals who were not directors of the Company prior to the date such Person became a twenty percent (20%) owner are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least one-third (1/3) of the Company's Board of Directors; or

               (2) there occurs a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934 (the "EXCHANGE
                                                                     --------
     ACT"), in a Form 8-K filed under the Exchange Act or in any other filing
     ---
     by the Company with the Securities and Exchange Commission (the "COMMISSION"); or
      ----------

               (3) there occurs any solicitation of proxies by or on behalf of any Person other than the Company's Board of Directors and thereafter individuals who were not directors of the Company prior to the commencement of such solicitation are elected as directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least one-third (1/3) of the Company's Board of Directors; or

               (4) the Company executes an agreement of acquisition, merger or consolidation which contemplates that (i) after the effective date provided for in the agreement, all or substantially all of the business and/or assets of the Company shall be owned, leased or otherwise controlled by another corporation or other entity and (ii) individuals who are directors of the Company when such agreement is executed shall not constitute a majority of the Board of Directors of the survivor or successor company immediately after the effective date provided for in such agreement; provided, however, for purposes of this paragraph (4) that if such agreement requires as a condition precedent approval by the Company's stockholders of the agreement or transaction, a change of control shall not be deemed to have
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     taken place unless and until such approval is secured.

          (b)  "COMMON STOCK" shall mean the then outstanding Common Stock of
                ------------
the Company assuming conversion of all outstanding securities convertible into Common Stock plus, for purposes of determining the stock ownership of any Person, the number of unissued shares of Common Stock which such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) upon the exercise of conversion rights, exchange rights, warrants or options or otherwise.

          (c)  "CORPORATE STATUS" describes the status of a person who is or
                ----------------
was or has agreed to become a director of the Company, or is or was or has agreed to become an officer or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for which such person is or was serving or has agreed to serve at the request of the Company.

          (d)  "DISINTERESTED DIRECTOR" means a director of the Company who is
                ----------------------
not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

          (e)  "EXPENSES" shall include all reasonable attorney's fees,
                --------
retainers, court costs, transcript costs, fees of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend or investigating a Proceeding, but shall not include the amount of judgments, fines or penalties against Indemnitee or amounts paid in settlement of a Proceeding in respect of which indemnification is sought by Indemnitee.

          (f)  "INDEPENDENT COUNSEL" means a law firm of one hundred (100) or
                -------------------
more lawyers that is experienced in matters of Delaware corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person, who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in
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representing either the Company or Indemnitee in an action to determine
Indemnitee's rights under this Agreement.

          (g)  "PERSON" shall have the meaning used in Section 13(d) of the
                ------
Exchange Act.

          (h)  "PROCEEDING" includes any threatened, pending or completed
                ----------
action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing, appeal, or any other proceeding, whether civil, criminal, administrative or investigative, arising on or after the date of this Agreement (and regardless of when the Indemnitee's act or failure to act occurred), except one initiated by an Indemnitee pursuant to Section 10 of this Agreement to enforce his rights under this Agreement.

     2.   SERVICES BY INDEMNITEE.  Indemnitee agrees to serve or continue to
          ----------------------
serve as a director and/or officer of the Company. This Agreement shall not impose any obligation on Indemnitee or the Company to continue Indemnitee's position with the Company beyond any period otherwise applicable.

     3.   GENERAL.  The parties agree and acknowledge that it is their intent
          -------
that the Company shall indemnify Indemnitee to the fullest extent permitted by law and, therefore, that this Agreement shall be construed and enforced to effectuate such intent. To the extent that a change in Delaware law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Bylaws of the Company and this Agreement, it is the further intent of parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. Consequently, to the extent Delaware law shall permit broader contractual indemnification, this Agreement shall be deemed amended to incorporate such broader indemnification. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Bylaws of the Company, Delaware law or otherwise.

     4.   PROCEEDINGS OTHER THAN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY.
          --------------------------------------------------------------------
Indemnitee shall be entitled to the rights of indemnification provided in this
Section 4 if, by reason of his or her Corporate Status, he or she was, is, or is threatened to be made, a party to any Proceeding other than a Proceeding by or in the right of the Company. Pursuant to this Section 4,
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Indemnitee shall be indemnified against Expenses, judgments, penalties and fines
(including excise taxes assessed to Indemnitee with respect to an employee benefit plan) and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

     5.   PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY.  Indemnitee shall be
          ---------------------------------------------
entitled to the rights of indemnification provided in this Section 5 if, by reason of his Corporate Status, he or she was, is, or is threatened to be made, a party to any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 5, Indemnitee shall be indemnified against Expenses and, to the extent permitted by applicable law, amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such Proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company; provided however, that indemnification against Expenses shall nevertheless be made by the Company in such event to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine.

     6.   INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTIALLY
          ------------------------------------------------------------------
SUCCESSFUL. Notwithstanding any other provision of this Agreement, to the extent
----------
that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue or
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matter. For purposes of this Section and without limitation, the termination of any Proceeding or any claim, issue or matter in any Proceeding by dismissal or withdrawal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

     7.   ADVANCE OF EXPENSES. The Company shall advance all reasonable Expenses
          -------------------
incurred by or on behalf of Indemnitee in connection with any Proceeding within twenty (20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred or to be incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced to the extent it shall ultimately be determined that Indemnitee is not entitled to be indemnified against any such Expenses.

     8.   PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.
          -------------------------------------------------------------

          (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification.

          (b) Upon written request by Indemnitee for indemnification pursuant to Section 8(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto under Delaware law shall be made in the specific case: (i) if a Change of Control shall have occurred, by Independent Counsel (unless Indemnitee shall request that such determination be made by the Board of Directors or the stockholders, in which case the determination shall be made in the manner provided below in clauses (ii) or
(iii)) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; (ii) if a Change of Control shall not have occurred,
(A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in
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a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee or (C) by the stockholders of the Company; or (iii) as provided in
Section 9(b) of this Agreement; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys fees and disbursements) incurred by Indemnitee in so cooperating shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

          (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) of this Agreement, the Independent Counsel shall be selected as provided in this Section 8(c). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him or her of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within seven (7) days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until a court, pursuant to the provisions of the following sentence, has determined that such objection is without merit. If, within
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twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 8(a) hereof, no Independent Counsel shall have been selected or if selected, shall have been objected to, in accordance with this Section 8(c), either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom an objection is favorably resolved or the person so appointed shall act as Independent Counsel under Section 8(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 8(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 8(c), regardless of the manner in which such Independent Counsel was selected or appointed.

     9.   PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.
          ----------------------------------------------

          (a) In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

          (b)  If the person, persons or entity empowered or selected under
Section 8 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made such determination within sixty (60) days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such sixty (60)- day period may be extended for a reasonable time,
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not to exceed an additional thirty (30) days, if the person or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluation of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 9(b) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to
Section 8(b) of this Agreement and if (A) within fifteen (15) days after receipt by the Company of the request for such determination the Board of Directors has resolved to submit such determination to the stockholders for their consideration at a meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat.

          (c) The termination of any Proceeding or of any claim, issue or matter therein by judgment, order, settlement (whether with or without court approval), conviction, or upon a plea of nolo contendere or its
                                               ---- ----------
equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or that a court has determined that indemnification is not permitted by applicable law.

     10.  REMEDIES OF INDEMNITEE.
          ----------------------

          (a) In the event that (i) a determination is made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to
Section 7 of this Agreement, (iii) payment of indemnification is not made pursuant to Section 6 of this Agreement within ten (10) days after receipt by the Company of a written request therefor, or (iv) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been
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made pursuant to Section 9(b) of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

          (b) In the event that a determination shall have been made pursuant to Section 8 of this Agreement that Indemnitee is not entitled to indemnification, any judicial Proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial, or
                                                        -- ----
arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial Proceeding or arbitration commenced pursuant to this Section 10, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

          (c) If a determination shall have been made or deemed to have been made pursuant to Section 8 or 9 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent
(i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

          (d) The Company shall be precluded from asserting in any judicial Proceeding or arbitration commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

     11.  LIABILITY INSURANCE.  To the extent the Company maintains an insurance
          -------------------
policy or policies providing directors and officers liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the
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maximum extent of the coverage available for any director or officer of the
Company.

     12.  NON-EXCLUSIVITY; DURATION OF AGREEMENT; SUBROGATION.
          ---------------------------------------------------

          (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's Certificate of Incorporation or Bylaws, any other agreement, a vote of stockholders or a resolution of directors, or otherwise. This Agreement shall continue as to Indemnitee even though he or she may have ceased to have his Corporate Status and shall inure to the benefit of Indemnitee and his heirs, personal representatives, executors and administrators. This Agreement shall be binding upon the Company and its successors (including any direct or indirect successor by merger or consolidation or the acquisition, however effected, of all or a substantial portion of the business and/or assets of the Company) and assigns. The Company shall require and cause any such successor or assign, by written agreement in form and substance satisfactory to Indemnitee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had occurred.

          (b) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

          (c) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     13.  SECURITY.  To the extent requested by Indemnitee and approved by the
          --------
Board, the Company may at any time and from time to time provide security to Indemnitee for the Company's obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without
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the prior written consent of Indemnitee. Nothing in this Section 13 shall relieve the Company of any of its obligations under this Agreement.

     14.  FEES AND EXPENSES OF ENFORCEMENT.  In the event that the Company fails
          --------------------------------
to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, and Indemnitee prevails in any Proceeding to enforce Indemnitee's rights hereunder, the Company shall pay and be solely responsible for any and all costs, charges, and expenses, including, without limitation, fees and expenses of attorneys and others, reasonably incurred by Indemnitee in connection therewith.

     15.  SEVERABILITY.  If any provision or provisions of this Agreement shall
          ------------
be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision. Without limiting the generality of the foregoing, the provisions of this Section 15 shall apply in the event a court shall find that Section 2115 of the California Corporations Code applies to this Agreement, and in such event, this Agreement shall be interpreted to provide the maximum indemnification possible to Indemnitee consistent with this Agreement as it shall be required to be modified to comport with such Section 2115.

     16.  EXCEPTION TO RIGHT OF INDEMNIFICATION OR ADVANCEMENT OF
          -------------------------------------------------------
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EXPENSES. Notwithstanding any other provision of this Agreement, prior to a
--------
Change of Control, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by him or her against the Company or any director or officer of the Company unless the Company has joined in or consented to the initiation thereof.

     17.  HEADINGS.  The headings of the paragraphs of this Agreement are
          --------
inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     18.  MODIFICATION AND WAIVER. This Agreement shall be amended to reflect
          -----------------------
any changes in Delaware law (whether statutory or judicial) which broaden the right of Indemnitee to receive indemnification from the Company and may be amended from time to time for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     19.  NOTICE BY INDEMNITEE.  Indemnitee agrees promptly to notify the
          --------------------
Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder; provided, however, that the failure to give any such notice shall not disqualify Indemnitee from indemnification hereunder.

     20.  SPECIFIC PERFORMANCE.  The parties recognize that if any provision of
          --------------------
this Agreement is violated by the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either in law or at equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

     21.  NOTICES.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing and shall be deemed
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to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third (3rd) business day after the date on which it is so mailed:

If to Indemnitee, to:                 Address set forth on the signature page
                                      hereto.

If to the Company to:                 Digital Certificate International, Inc.
                                      c/o RSA Data Security, Inc.
                                      100 Marine Parkway
                                      Redwood City, CA 94605
                                      _________________________
                                      Attn: Secretary

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

     22.  GOVERNING LAW.  The parties agree that this Agreement shall be
          -------------
governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed entirely in such state without giving effect to the provisions thereof relating to conflicts of law.

     23.  AGREEMENT GOVERNS.  In the event of any conflict between any provision
          -----------------
of this Agreement and any provision of the Company's Bylaws, this Agreement shall govern to the extent that the provision of this Agreement is legally enforceable.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                       DIGITAL CERTIFICATES INTERNATIONAL,
                                       INC., a Delaware corporation

                                       By:________________________________
                                       Title:_____________________________

                                       INDEMNITEE:

                                       ___________________________________

Digital Certificates International, Inc.

Indemnification Agreement
Page 15

                                       INDEMNITEE'S ADDRESS: